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             PUTNAM HARTFORD CAPITAL MANAGER OUTLOOK (SERIES I & IR)
                              SEPARATE ACCOUNT TEN
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               FILE NO. 333-39608

      SUPPLEMENT DATED DECEMBER 9, 2004 TO THE PROSPECTUS DATED MAY 3, 2004

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              SUPPLEMENT DATED DECEMBER 9, 2004 TO YOUR PROSPECTUS

Subject to shareholder approval, the investment objective of Putnam VT Equity Income Fund will change on December 9, 2004.

If approved by the shareholders, the paragraph describing the investment objective in your prospectus in the section entitled "The Funds" is deleted and replaced with the following:

         Putnam VT Equity Income Fund - Seeks capital growth and current income.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV- 5127